UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
March 19, 2007
Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

000-16844	PECO ENERGY COMPANY (a Pennsylvania corporation) P.O. Box 8699 Philadelphia, Pennsylvania 19101-8699 (215) 841-4000	23-0970240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Section 1 – Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement
On March 19, 2007, PECO Energy Company (PECO) issued $175 million aggregate principal amount of its First and Refunding Mortgage Bonds, 5.70% Series due 2037. See Item 2.03 below for a description of those bonds and related agreements.
Section 2 – Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On March 19, 2007, PECO issued $175 million aggregate principal amount of its First and Refunding Mortgage Bonds, 5.70% Series due 2037. The bonds were issued pursuant to PECO’s First and Refunding Mortgage, dated as of May 1, 1923, as amended and supplemented and as further amended and supplemented by the One Hundred and Third Supplemental Indenture, dated as of March 1, 2007 (Supplemental Indenture).
The proceeds of the bonds were used to supplement working capital previously financed through sales of commercial paper having an approximate interest rate of 5.31% per annum as of February 28, 2007.
The bonds carry an interest rate of 5.70% per annum, which is payable semi-annually on March 15 and September 15, commencing September 15, 2007. The bonds are redeemable at any time at PECO’s option at a “make-whole” redemption price calculated as provided in the Supplemental Indenture. A copy of the Supplemental Indenture, which establishes the terms of the bonds, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
In connection with the issuance of the bonds, Ballard Spahr Andrews & Ingersoll, LLP provided PECO with the legal opinions attached to this report as Exhibit 5.1 and Exhibit 8.1.
A copy of the Underwriting Agreement, dated March 12, 2007, among PECO and J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc., as representatives of the several underwriters named therein, is filed as Exhibit 1.1 to this report.
* * * * *
Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by PECO include those items discussed in (a) those factors discussed in the following sections of our 2006 Annual Report on Form 10-K: ITEM 1A. Risk Factors, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation and ITEM 8. Financial Statements and Supplementary Data: Note 18; and (b) other factors discussed herein and in other filings with the SEC.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated March 12, 2007 among PECO and J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc., as representatives of the several underwriters named therein.

4.1	One Hundred and Third Supplemental Indenture dated as of March 1, 2007 from PECO to U.S. Bank National Association, as trustee.

5.1	Exhibit 5 Opinion dated March 19, 2007 of Ballard Spahr Andrews & Ingersoll, LLP.

8.1	Exhibit 8 Opinion dated March 19, 2007 of Ballard Spahr Andrews & Ingersoll, LLP.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PECO ENERGY COMPANY
/s/ Michael Metzner
Michael Metzner
Vice President and Treasurer

March 19, 2007

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated March 12, 2007 among PECO and J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc., as representatives of the several underwriters named therein.

4.1	One Hundred and Third Supplemental Indenture dated as of March 1, 2007 from PECO to U.S. Bank National Association, as trustee.

5.1	Exhibit 5 Opinion dated March 19, 2007 of Ballard Spahr Andrews & Ingersoll, LLP.

8.1	Exhibit 8 Opinion dated March 19, 2007 of Ballard Spahr Andrews & Ingersoll, LLP.